SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : October 20, 1999


                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                     333-39127-02                 13-5674085
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


World Financial Center North Tower
250 Vesey Street, 17th Floor
New York, New York                                             10281-1315
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 449-1000

                                       N/A
         (Former name or former address, if changed since last report.)



                                   Page 1 of 4
                                                  This report consists of 8
                                                 consecutively numbered pages.

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's Mortgage Loan Asset-Backed Certificates, Series 1999-H1 (the "Certificates"). The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of February 1, 1999 ( the "Agreement"), among Merrill Lynch Mortgage Investors, Inc., as depositor, and The Chase Manhattan Bank, as master servicer and trustee. On October 20, 1999 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on October 20, 1999, as Exhibit 99.1.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE CHASE MANHATTAN BANK,
                                     not in its individual capacity but solely as Trustee under the Agreement referred to herein



Date:    Octboer 26, 1999            By:  /s/ Thomas Provenzano
                                        Thomas J. Provenzano
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits                    Page

        99.1             Monthly Certificateholder Statement on             5
                         October 20, 1999.

                                  Exhibit 99.1

              Monthly Certificateholder Statement on October 20, 1999

-----------------------------------------------------------------------------------------------------------------------------------
              MERRILL LYNCH MORTGAGE INVESTORS, INC. MORTGAGE LOAN ASSET BACKED CERTIFICATES SERIES 1999-H1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                                  OCTOBER 20, 1999
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       PAGE #    1

-----------------------------------------------------------------------------------------------------------------------------------
                                        DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
        ORIGINAL        PRIOR                                                                                       CURRENT
        FACE            PRINCIPAL                                                    REALIZED       DEFERRED        PRINCIPAL
CLASS   VALUE           BALANCE           PRINCIPAL       INTEREST       TOTAL       LOSSES         INTEREST        BALANCE

-----------------------------------------------------------------------------------------------------------------------------------
A1     116,000,000.00    85,018,752.47   5,325,737.03     439,972.04   5,765,709.07        0.00         0.00         79,693,015.44
A2      45,000,000.00    45,000,000.00           0.00     244,500.00     244,500.00        0.00         0.00         45,000,000.00
A3      15,000,000.00    15,000,000.00           0.00      84,500.00      84,500.00        0.00         0.00         15,000,000.00
A4      16,037,000.00    16,037,000.00           0.00      96,355.64      96,355.64        0.00         0.00         16,037,000.00
A5      22,000,000.00    22,000,000.00           0.00     123,566.67     123,566.67        0.00         0.00         22,000,000.00
M1      15,157,000.00    15,157,000.00           0.00      92,962.93      92,962.93        0.00         0.00         15,157,000.00
M2      10,735,000.00    10,735,000.00           0.00      70,224.79      70,224.79        0.00         0.00         10,735,000.00
B       12,000,000.00    12,000,000.00           0.00      81,500.00      81,500.00        0.00         0.00         12,000,000.00
X                0.00             0.00           0.00      82,212.86      82,212.86        0.00         0.00                  0.00
R                0.00             0.00           0.00           0.00           0.00        0.00         0.00                  0.00

-----------------------------------------------------------------------------------------------------------------------------------
TOTALS 251,929,000.00   220,947,752.47   5,325,737.03   1,315,794.93   6,641,531.96        0.00         0.00        215,622,015.44
-----------------------------------------------------------------------------------------------------------------------------------
AIO     34,000,000.00    34,000,000.00           0.00     170,000.00     170,000.00        0.00         0.00         34,000,000.00
-----------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------     ----------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES

             PRIOR                                                   CURRENT                                  CURRENT
            PRINCIPAL                                                PRINCIPAL                                PASS-THRU
CLASS        FACTOR       PRINCIPAL      INTEREST      TOTAL         FACTOR                    CLASS          RATE

--------------------------------------------------------------------------------     ----------------------------------------------
A1       732.92027991    45.91152612    3.79286241   49.70438853   687.00875379                A1             6.210000 %
A2     1,000.00000000     0.00000000    5.43333333    5.43333333 1,000.00000000                A2             6.520000 %
A3     1,000.00000000     0.00000000    5.63333333    5.63333333 1,000.00000000                A3             6.760000 %
A4     1,000.00000000     0.00000000    6.00833323    6.00833323 1,000.00000000                A4             7.210000 %
A5     1,000.00000000     0.00000000    5.61666682    5.61666682 1,000.00000000                A5             6.740000 %
M1     1,000.00000000     0.00000000    6.13333311    6.13333311 1,000.00000000                M1             7.360000 %
M2     1,000.00000000     0.00000000    6.54166651    6.54166651 1,000.00000000                M2             7.850000 %
B      1,000.00000000     0.00000000    6.79166667    6.79166667 1,000.00000000                B              8.150000 %
--------------------------------------------------------------------------------     ----------------------------------------------
TOTALS   877.02389352    21.13983317    5.22287998   26.36271315   855.88406035
--------------------------------------------------------------------------------
AIO    1,000.00000000     0.00000000    5.00000000    5.00000000 1,000.00000000                AIO            6.000000 %
--------------------------------------------------------------------------------     ----------------------------------------------



If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                                KAREN DOBRES
                THE CHASE MANHATTAN BANK - STRUCTURED FINANCE SERVICES
                        450 WEST 33RD STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10001
                              Tel: (212)946-3232
                       Email: karen.dobres@chase.com
                     ---------------------------------------


                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION





 ----------------------------------------------------------------------------------------------------------------------------------
              MERRILL LYNCH MORTGAGE INVESTORS, INC. MORTGAGE LOAN ASSET BACKED CERTIFICATES SERIES 1999-H1
                                                       OCTOBER 20, 1999
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       PAGE #    2


Sec.4.02  Class A Interest Carry Forward Amount                                                                         0.00


Sec. 4.02 Class M-1 Interest Carry Forward Amount                                                                       0.00
Sec. 4.02 Class M-1 Unpaid Realized Loss Amount                                                                         0.00
Sec. 4.02 Class M-1 Applied Realized Loss Amount                                                                        0.00
Sec. 4.02 Class M-1 Applied Realized Loss Amortization Amount                                                           0.00

Sec. 4.02 Class M-2 Interest Carry Forward Amount                                                                       0.00
Sec. 4.02 Class M-2 Unpaid Realized Loss Amount                                                                         0.00
Sec. 4.02 Class M-2 Applied Realized Loss Amount                                                                        0.00
Sec. 4.02 Class M-2 Applied Realized Loss Amortization Amount                                                           0.00

Sec. 4.02 Class B Interest Carry Forward Amount                                                                         0.00
Sec. 4.02 Class B Unpaid Realized Loss Amount                                                                           0.00
Sec. 4.02 Class B Applied Realized Loss Amount                                                                          0.00
Sec. 4.02 Class B Applied Realized Loss Amortization Amount                                                             0.00

Sec. 4.02 Class X Distributable Amount                                                                             82,212.86

Sec. 4.02 The Interest Remittance Amount                                                                        1,763,989.03

Sec. 4.02 The Principal Remittance Amount                                                                       4,965,330.08

Sec. 4.02 The Monthly Excess Cashflow Amount                                                                      360,406.95

Sec. 4.02 The Extra Principal Distribution Flow Amount                                                            360,406.95

Sec. 4.02 The Target Overcollateralization Amount                                                               7,683,834.50

Sec. 4.02 The Overcollateralization Amount                                                                      3,193,876.00

Sec. 4.02 The Overcollateralization Deficiency                                                                  4,489,958.50

Sec. 4.02 The Overcollateralization Release Amount                                                                      0.00

Sec. 4.02 The Aggregate Amount of Servicing Compensation received by the Servicer                                  97,893.31

Sec. 4.02 The Aggregate Amount of Advances                                                                              0.00

Sec. 4.02 The Aggregate Stated Principal Balance of the Mortgage Loans and any REO Properties                 218,815,891.44

Sec. 4.02 The Aggregate Number of the Mortgage Loans as of the related Due Date                                        2,889

Sec. 4.02 The Aggregate Principal Balance of the Mortgage Loans as of the related Due Date                    218,815,891.44

Sec. 4.02 The Weighted Average Mortgage Rate of the Mortgage Loans as of the related Due Date                    9.98366700%

Sec. 4.02 The Aggregate Amount of Principal Prepayments During the related Collection Period                    4,784,591.93


                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

----------------------------------------------------------------------------------------------------------------------------------
              MERRILL LYNCH MORTGAGE INVESTORS, INC. MORTGAGE LOAN ASSET BACKED CERTIFICATES SERIES 1999-H1
                                                       OCTOBER 20, 1999
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       PAGE #    3



Sec. 4.02 The Aggregate Amount of Realized Losses incurred During the related Collection Period                    12,151.92
          (Realized Losses reported above may or may not represent Applied Realized Losses)

Sec. 4.02 The Aggregate Amount of Extraordinary Trust Fund Expenses During the related Collection Period                0.00

Sec. 4.02 The Aggregate Amount of Relief Act Interest Shortfalls for such Distribution Date                             0.00

Sec. 4.02 The Three-Month Rolling Average of 60+ Delinquent Loans                                                1.48677680%

Sec. 4.02 The Master Servicing Termination Trigger                                                                      N/A

Sec. 4.02 The Aggregate Amount of Prepayment Penalties collected during the related Collection Period               82,212.86


Sec. 4.02 Loans Delinquent

                 --------------------------------------------------------------------
                                        Group Totals
                 --------------------------------------------------------------------
                  Period            Number        Principal Balance        Percentage
                 --------------------------------------------------------------------

                 0-30 days           136         10,316,681.51               4.71 %
                31-60 days            38          3,185,088.69               1.46 %
                61-90 days            11            868,346.95               0.40 %
                91 +  days            34          2,519,731.17               1.15 %
                  Total              219         16,889,848.32               7.72 %
                 --------------------------------------------------------------------


Sec. 4.02 Loans in Foreclosure
                              -------------------------------------------------------
                                                  Group Totals
                              -------------------------------------------------------
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                   0                   0.00                   0.00 %
                              -------------------------------------------------------


Sec. 4.02 Loans in Bankruptcy
                              -------------------------------------------------------
                                                  Group Totals
                              -------------------------------------------------------
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                   0                   0.00                   0.00 %
                              -------------------------------------------------------


Sec. 4.02 Loans in REO
                              -------------------------------------------------------
                                                  Group Totals
                              -------------------------------------------------------
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                   0                   0.00                   0.00 %
                              -------------------------------------------------------



                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

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